Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      July 22, 2004
                                                   ----------------------------


                     COMPUTER ACCESS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                     000-31863               77-0302527
-------------------------------   ------------------------   -------------------
 (State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)

  3385 Scott Boulevard, Santa Clara, California                   95054
  ---------------------------------------------                 -----------
    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:     (408) 727-6600
                                                     --------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c) Exhibits: The following documents are filed as exhibits to this report:

           Exhibit
           Number       Description
           ------       -----------
             99.1       Press Release dated July 22, 2004 of the Registrant.

ITEM 12. Results of Operations and Financial Condition

      On July 22, 2004, Registrant issued a press release announcing its preliminary quarterly earnings results for its second quarter of fiscal year 2004. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               COMPUTER ACCESS TECHNOLOGY
                               CORPORATION, a Delaware corporation


July 22, 2004                  By:
                                   ------------------------------------------
                                   Jason LeBeck
                                   Vice President and Chief Financial Officer